Amendment to Master Custody Agreement

Effective February 27, 1998, The Bank of New York and each of the Investment Companies listed in the Attachment appended to this Amendment, for themselves and each series listed in the Attachment, hereby amend the Master Custody Agreement dated as of February 16, 1996 by:

1.   Replacing Exhibit A with the attached; and

2. Only with respect to the Investment Companies and series thereof listed in the Attachment, deleting paragraphs (a) and (b) of Subsection 3.5 and replacing them with the following:

     (a) Promptly after each purchase of Securities by the Fund, the Fund shall deliver to the Custodian Proper Instructions specifying with respect to each such purchase: (a) the Series to which such Securities are to be specifically allocated; (b) the name of the issuer and the title of the Securities; (c) the number of shares or the principal amount purchased and accrued interest, if any; (d) the date of purchase and settlement; (e) the purchase price per unit; (f) the total amount payable upon such purchase;
     (g) the name of the person from whom or the broker through whom the purchase was made, and the name of the clearing broker, if any; and (h) the name of the broker to whom payment is to be made. The Custodian shall, upon receipt of Securities purchased by or for the Fund, pay to the broker specified in the Proper Instructions out of the money held for the account of such Series the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Proper Instructions.

     (b) Promptly after each sale of Securities by the Fund, the Fund shall deliver to the Custodian Proper Instructions specifying with respect to each such sale: (a) the Series to which such Securities were specifically allocated; (b) the name of the issuer and the title of the Security; (c) the number of shares or the principal amount sold, and accrued interest, if any; (d) the date of sale; (e) the sale price per unit; (f) the total amount payable to the Fund upon such sale; (g) the name of the broker through whom or the person to whom the sale was made, and the name of the clearing broker, if any; and (h) the name of the broker to whom the Securities are to be delivered. The Custodian shall deliver the Securities specifically allocated to such Series to the broker specified in the Proper Instructions against payment of the total amount payable to the Fund upon such sale, provided that the same conforms to the total amount payable as set forth in such Proper Instructions.

Investment Companies                         The Bank of New York

By:  /S/ELIZABETH N. COHERNOUR               By: /S/STEPHEN E. GRUNSTON
Name: Elizabeth N. Cohernour                 Stephen E. Grunston
Title:  Authorized Oficer                    Title:  Vice President

                                        Attachment

INVESTMENT COMPANY                           SERIES

Franklin Mutual Series Fund Inc.             Mutual Shares Fund
                                             Mutual Qualified Fund
                                             Mutual Beacon Fund
                                             Mutual Financial Services
                                              Fund
                                             Mutual European Fund
                                             Mutual Discovery Fund

Franklin Valuemark Funds                     Mutual Discovery
                                              Securities Fund
                                             Mutual Shares Securities
                                              Fund

Templeton Variable Products                  Mutual Shares Investments Fund
 Series Fund                                 Mutual Discovery Investments Fund


                                                         THE BANK OF NEW YORK
                                                       MASTER CUSTODY AGREEMENT

                                                               EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master
Custody Agreement dated as of February 16, 1996.

-------------------------------------------------------------------------- --------------------------------------------------------
INVESTMENT COMPANY                          ORGANIZATION                   SERIES ---(IF APPLICABLE)
-------------------------------------------------------------------------- --------------------------------------------------------

Adjustable Rate Securities Portfolios       Delaware Business Trust        U.S. Government Adjustable Rate Mortgage Portfolio
                                                                           Adjustable Rate Securities Portfolio
Franklin Asset Allocation Fund              Delaware Business Trust

Franklin California Tax-Free Income         Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust          Massachusetts Business Trust   Franklin California Insured Tax-Free Income Fund
                                                                           Franklin California Tax-Exempt Money Fund
                                                                           Franklin California Intermediate-Term Tax-Free
                                                                            Income Fund

Franklin Custodian Funds, Inc.              Maryland Corporation           Growth Series
                                                                           Utilities Series
                                                                           Dynatech Series
                                                                           Income Series
                                                                           U.S. Government Securities Series

Franklin Equity Fund                        California Corporation

Franklin Federal Money Fund                 California Corporation

Franklin Federal Tax- Free Income Fund      California Corporation

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY                                     ORGANIZATION        SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------

Franklin Gold Fund                          California Corporation

Franklin Government Securities Trust        Massachusetts Business Trust

Franklin High Income Trust                  Delaware Business Trust        AGE High Income Fund

Franklin Investors Securities Trust         Massachusetts Business Trust   Franklin Global Government Income Fund
                                                                           Franklin Short-Intermediate U.S. Govt Securities Fund
                                                                           Franklin Convertible Securities Fund
                                                                           Franklin Adjustable U.S. Government Securities Fund
                                                                           Franklin Equity Income Fund
                                                                           Franklin Adjustable Rate Securities Fund

Franklin Managed Trust                      Massachusetts Business Trust   Franklin Corporate Qualified Dividend Fund
                                                                           Franklin Rising Dividends Fund
                                                                           Franklin Investment Grade Income Fund
                                                                           Franklin Institutional Rising Dividends Fund

Franklin Money Fund                         California Corporation

Franklin Municipal Securities Trust         Delaware Business Trust        Franklin Hawaii Municipal Bond Fund
                                                                           Franklin California High Yield Municipal Fund
                                                                           Franklin Washington Municipal Bond Fund
                                                                           Franklin Tennessee Municipal Bond Fund
                                                                           Franklin Arkansas Municipal Bond Fund

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY                          ORGANIZATION                   SERIES ---(IF APPLICABLE)

Franklin Mutual Series Fund Inc.            Maryland Corporation           Mutual Shares Fund
                                                                           Mutual Qualified Fund
                                                                           Mutual Beacon Fund
                                                                           Mutual Financial Services Fund
                                                                           Mutual European Fund
                                                                           Mutual Discovery Fund
Franklin New York Tax-Free Income Fund      Delaware Business Trust

Franklin New York Tax-Free Trust            Massachusetts Business Trust   Franklin New York Tax-Exempt Money Fund
                                                                           Franklin New York Intermediate-Term Tax-Free
                                                                            Income Fund
                                                                           Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities Trust       Delaware Business Trust        Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio       Delaware Business Trust

Franklin Strategic Series                   Delaware Business Trust        Franklin California Growth Fund
                                                                           Franklin Strategic Income Fund
                                                                           Franklin MidCap Growth Fund
                                                                           Franklin Global Utilities Fund
                                                                           Franklin Small Cap Growth Fund
                                                                           Franklin Global Health Care Fund
                                                                           Franklin Natural Resources Fund
                                                                           Franklin Blue Chip Fund
                                                                           Franklin Biotechnology Discovery Fund

Franklin Tax-Exempt Money Fund              California Corporation

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY                          ORGANIZATION                   SERIES---(IF APPLICABLE)


Franklin Tax-Free Trust                     Massachusetts Business Trust   Franklin Massachusetts Insured Tax-Free Income Fund
                                                                           Franklin Michigan Insured Tax-Free Income Fund
                                                                                          Franklin Minnesota Insured Tax-Free Income
                                                                                           Fund
                                                                                          Franklin Insured Tax-Free Income Fund
                                                                                          Franklin Ohio Insured Tax-Free Income Fund
                                                                                          Franklin Puerto Rico Tax-Free Income Fund
                                                                                          Franklin Arizona Tax-Free Income Fund
                                                                                          Franklin Colorado Tax-Free Income Fund
                                                                                          Franklin Georgia Tax-Free Income Fund
                                                                                          Franklin Pennsylvania Tax-Free Income Fund
                                                                                          Franklin High Yield Tax-Free Income Fund
                                                                                          Franklin Missouri Tax-Free Income Fund
                                                                                          Franklin Oregon Tax-Free Income Fund
                                                                                          Franklin Texas Tax-Free Income Fund
                                                                                          Franklin Virginia Tax-Free Income Fund
                                                                                          Franklin Alabama Tax-Free Income Fund
                                                                                          Franklin Florida Tax-Free Income Fund
                                                                                          Franklin Connecticut Tax-Free Income Fund
                                                                                          Franklin Indiana Tax-Free Income Fund
                                                                                          Franklin Louisiana Tax-Free Income Fund
                                                                                          Franklin Maryland Tax-Free Income Fund
                                                                                          Franklin North Carolina Tax-Free Income
                                                                                           Fund
                                                                                          Franklin New Jersey Tax-Free Income Fund
                                                                                          Franklin Kentucky Tax-Free Income Fund
                                                                                          Franklin Federal Intermediate-Term Tax-
                                                                                           Free Income Fund
                                                                                          Franklin Arizona Insured Tax-Free Income
                                                                                           Fund
                                                                                          Franklin Florida Insured Tax-Free Income
                                                                                           Fund
                                                                                          Franklin Michigan Tax-Free Income Fund

----------------------------------------------------- -----------------------------------------------------------------------------

----------------------------------------------------- -----------------------------------------------------------------------------
INVESTMENT COMPANY                                    ORGANIZATION                        SERIES ---(IF APPLICABLE)

Franklin Templeton Fund Allocator Series              Delaware Business Trust             Franklin Templeton Conservative Target
                                                                                           Fund
                                                                                          Franklin Templeton Moderate Target Fund
                                                                                          Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust                       Delaware Business Trust             Franklin Templeton German Government Bond
                                                                                           Fund
                                                                                          Franklin Templeton Global Currency Fund
                                                                                          Franklin Templeton Hard Currency Fund
                                                                                          Franklin Templeton High Income Currency
                                                                                           Fund

Franklin Templeton International Trust                Delaware Business Trust             Templeton Pacific Growth Fund
                                                                                          Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust                   Delaware Business Trust             Franklin Templeton Money Fund II

Franklin Value Investors Trust                        Massachusetts Business Trust        Franklin Balance Sheet Investment Fund
                                                                                          Franklin MicroCap Value Fund
                                                                                          Franklin Value Fund

Franklin Valuemark Funds                              Massachusetts Business Trust        Money Market Fund
                                                                                          Growth and Income Fund
                                                                                          Natural Resources Securities Fund
                                                                                          Real Estate Securities Fund
                                                                                          Global Utilities Securities Fund
                                                                                          High Income Fund
                                                                                          Templeton Global Income Securities Fund
                                                                                          Income Securities Fund
                                                                                          U.S. Government Securities Fund
                                                                                          Zero Coupon Fund - 2000
                                                                                          Zero Coupon Fund - 2005
                                                                                          Zero Coupon Fund - 2010
                                                                                          Rising Dividends Fund
----------------------------------------------------- -----------------------------------------------------------------------------

----------------------------------------------------- -----------------------------------------------------------------------------
INVESTMENT COMPANY                                    ORGANIZATION                        SERIES ---(IF APPLICABLE)

Franklin Valuemark Funds  (cont.)                     Massachusetts Business Trust        Templeton Pacific Growth Fund
                                                                                          Templeton International Equity Fund
                                                                                          Templeton Developing Markets Equity Fund
                                                                                          Templeton Global Growth Fund
                                                                                          Templeton Global Asset Allocation Fund
                                                                                          Small Cap Fund
                                                                                          Capital Growth Fund
                                                                                          Templeton International Smaller Companies
                                                                                           Fund
                                                                                          Mutual Discovery Securities Fund
                                                                                          Mutual Shares Securities Fund
                                                                                          Global Health Care Securities Fund
                                                                                          Value Securities Fund


----------------------------------------------------- ----------------------------------- -----------------------------------------
Institutional Fiduciary Trust                         Massachusetts Business Trust        Money Market Portfolio
                                                                                          Franklin U.S. Government Securities Money
                                                                                           Market Portfolio
                                                                                          Franklin U.S. Treasury Money Market
                                                                                           Portfolio
                                                                                          Franklin Institutional Adjustable U.S.
                                                                                           Government Securities Fund
                                                                                          Franklin Institutional Adjustable Rate
                                                                                           Securities Fund
                                                                                          Franklin U.S. Government Agency Money
                                                                                           Market Fund
                                                                                          Franklin Cash Reserves Fund

The Money Market Portfolios                           Delaware Business Trust             The Money Market Portfolio
                                                                                          The U.S. Government Securities Money
                                                                                           Market Portfolio

Templeton Variable Products Series Fund                                                   Mutual Shares Investments Fund
                                                                                          Mutual Discovery Investments Fund
----------------------------------------------------- -----------------------------------------------------------------------------


----------------------------------------------------- -----------------------------------------------------------------------------
INVESTMENT COMPANY                                    ORGANIZATION                                         SERIES---(IF APPLICABLE)
----------------------------------------------------- -----------------------------------------------------------------------------

CLOSED END FUNDS:
Franklin Multi-Income Trust                           Massachusetts Business Trust

Franklin Principal Maturity Trust                     Massachusetts Business Trust

Franklin Universal Trust                              Massachusetts Business Trust

INTERVAL FUND
Franklin Floating Rate Trust                          Delaware Business Trust

----------------------------------------------------- ----------------------------------- -----------------------------------------